INCOME TAXES (Details 1) (USD $)	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Federal corporate tax rate of 34% and applicable AMT applied to pretax loss	$ 0	$ 0
State and local taxes, net of federal benefit	25,149	6,386
Effect of non-deductible entertainment	0	0
Effect of tax vs. book depreciation	0	0
Effect of capital loss carry forward	0	0
Effect of NOL limitation	0	0
Total tax expense (benefit)	$ 25,149	$ 6,386